OTHER LONG-TERM LIABILITIES (Detail) - USD ($) $ in Millions	Jun. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Environmental liabilities		$ 119.9	$ 135.1
Defined benefit pension plan liabilities		73.8	75.0
Long-term finance lease liabilities	$ 70.0	18.4
Early railcar return liability		17.6	23.3
Post-retirement medical plan liabilities		17.5	19.3
Other		4.1	0.8
Total other long-term liabilities	$ 281.3	232.9	$ 253.5
Previously Reported [Member]
Total other long-term liabilities		$ 251.3